UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 7, 2008

REDPOINT BIO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51708	22-3393959
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Redpoint Bio Corporation
7 Graphics Drive
Ewing, New Jersey 08628
(Address of Principal Executive Offices)

(609) 637-9700
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 10, 2008, Redpoint Bio Corporation, a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the fiscal quarter and year ended December 31, 2007.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2008 during its regularly scheduled board of directors’ meeting, David Patchen informed Redpoint Bio Corporation (the “Company”) of his decision not to stand for re-election at the Company’s upcoming Annual Meeting of Stockholders (the “Annual Meeting”) and his decision to no longer be a member of the audit committee and member of the nominating and corporate governance committee, terms which would have commenced as of the date of the Annual Meeting currently scheduled for June 5, 2008.  There is no disagreement between Mr. Patchen and the Company on any matter relating to the Company’s operations, policies or practices.

On March 7, 2008 during its regularly scheduled board of directors’ meeting, Philip L. Smith, Ph.D. informed the Company of his decision not to stand for re-election at the upcoming Annual Meeting and his decision to no longer be chairman and member of the compensation committee and member of the nominating and corporate governance committee, terms which would have commenced as of the date of the Annual Meeting currently scheduled for June 5, 2008.  There is no disagreement between Dr. Smith and the Company on any matter relating to the Company’s operations, policies or practices.

Each of Mr. Patchen and Dr. Smith has informed the Company that they will remain available to assist the Company on an informal basis in other capacities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
17.1	Resignation Letter of David Patchen, dated March 10, 2008.

17.2	Resignation Letter of Philip L. Smith, Ph.D., dated March 10, 2008.

99.1	Press Release dated March 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDPOINT BIO CORPORATION

Dated:  March 12, 2008

By:	/s/ Scott Horvitz
Name:	Scott Horvitz
Title:	Chief Financial Officer, Treasurer
and Secretary